                                                                     Exhibit 4.2

                          CERTIFICATE OF INCORPORATION

                                       OF

                                FILTERTEK, INC.

                                  * * * * * *


     The undersigned, a natural person, for the purposes of organizing a corporation for conducting the business and promoting the purposes hereinafter stated, under the provisions and subject to the requirements of the laws of the State of Delaware (particularly Chapter 1, Title 8 of the Delaware Code and the acts amendatory thereof and supplemental thereto, and known, identified and referred to as the "General Corporation Law of the State of Delaware"), hereby certifies that:

     FIRST: The name of the corporation (hereinafter called the "corporation") is

                                FILTERTEK, INC.

     SECOND: The address of the registered office of the corporation in the State of Delaware is 229 South State Street, city of Dover, County of Kent.
The name of the registered agent of the corporation in the State of Delaware at such address is The Prentice-Hall Corporation System, Inc.

     THIRD: The nature of the business and of the purposes to be conducted and promoted by the corporation, which shall be in addition to the authority of the corporation to conduct any lawful business, to promote any lawful purpose, and to engage in any lawful act or activity for which corporations may be organized under the General Corporation law of the State of Delaware, is as follows:

           To manufacture, buy, sell and generally deal in and with goods, wares and merchandise of every class and description, including nylon filters, and to do all things necessary and proper for the accomplishment of the aforesaid purposes.

           To acquire, own, lease, construct, occupy, and use, and to maintain and operate buildings, shops, structures and facilities or any part or parts thereof, and to sell the same or otherwise dispose thereof.

           To purchase, receive, take by grant, gift, devise, bequest or otherwise, lease, or otherwise acquire, own, hold, improve, employ, use and otherwise deal in and with real or personal property, or any interest therein, wherever situated, and to sell, convey, lease, exchange, transfer or otherwise dispose of, or mortgage or pledge, all or any of its property and assets, or any interest therein, wherever situated.

           To carry on a general mercantile, industrial investing, and trading business in all its branches, to devise, invent, manufacture, fabricate, assemble, install, service, maintain, alter, buy, sell, import, export, license as licensor or licensee, lease as lessor or lessee, distribute job, enter into, negotiate, execute, acquire and assign contracts in respect of, acquire, receive, grant, and assign licensing arrangements, options, franchises, and other rights in respect of, and generally deal in and with, at wholesale and retail, as principal, and as sales, business, special, or general agent, representative, broker, factor, merchant, distributor, jobber, advisor, and in any other lawful capacity, goods, wares, merchandise, commodities, and unimproved, improved, finished, processed, and other real, personal, and mixed property of any and all kinds, together with the components, resultants, and by-products thereof.

           To apply for, register, obtain, purchase, lease, take licensee in respect of or otherwise acquire, and to hold, own, use, operate, develop, enjoy, turn to account, grant licenses and immunities in respect of, manufacture under and to introduce, sell, assign, mortgage, pledge or otherwise dispose of, and, in any manner deal with and contract with reference to:

                 (a) inventions; devices, formulae, processes and any
            improvements and modifications thereof;

                 (b) letters patent, patent rights, patented processes,
            copyrights, designs, and similar rights, trade-marks, trade names, trade symbols and other indications of origin and ownership granted by or recognized under the laws of the United States of America, the District of Columbia, any state or subdivision thereof, and any commonwealth, territory, possession, agency or instrumentality of the United States of America and of any foreign country, and all rights connected therewith or appertaining thereunto;

                 (c) franchises, licenses, grants and concessions.

           To guarantee, purchase, take, receive, subscribe for, and otherwise acquire, own, hold, use, and otherwise employ, sell, lease, exchange, transfer, and otherwise dispose of, mortgage, lend, pledge, and otherwise deal in and with, securities (which term, for the purpose of this Article THIRD, includes, without limitation of the generality thereof, any shares of stock, bonds, debentures, notes, mortgages, other obligations, and any certificates, receipts or other instruments representing rights to receive, purchase or subscribe for the same, or representing any other rights or interests therein or in any property or assets ) of any persons, domestic and foreign firms, association and corporations, and by any government or agency or instrumentality thereof, to make payment therefor in any lawful manner and, while owner of any such securities, to exercise any and all rights, powers and privileges in respect thereof, including the right to vote.

           To make, enter into, perform and carry out contracts of every kind and description with any person, firm, association, corporation or government or agency or instrumentality thereof.

           To acquire by purchase, exchange or otherwise, all, or any part of, or any interest in, the properties, assets, business and good will of any one or more persons, firms, associations or corporations heretofore or hereafter engaged in any business for which a corporation may now or hereafter be organized under the laws of the State of Delaware; to pay for the same in cash, property or its own or other securities; to hold, operate, reorganize, liquidate, sell or in any manner dispose of the whole or any part thereof; and in connection therewith, to assume or guarantee performance of any liabilities, obligations or contracts of such persons, firms, associations or corporations, and to conduct the whole or any part of any business thus acquired.

           To lend money in furtherance of its corporate purposes and to invest and reinvest its funds from time to time to such extent, to such persons, firms, associations, corporations, governments or agencies or instrumentalities thereof, and on such terms and on such security, if any, as the Board of Directors of the corporation may determine.

           To make contracts of guaranty and suretyship of all kinds and endorse or guarantee the payment of principal, interest or dividends upon, and to guarantee the performance of sinking fund or other obligations of, any securities, and to guarantee in any way permitted by law the performance of any of the contracts or other undertakings in which the corporation may otherwise be or become interested, of any persons, firm, association, corporation, government or agency or instrumentality thereof, or of any other combination, organization or entity whatsoever.

           To borrow money without limit as to amount and at such rates of interest as it may determine; from time to time to issue and sell its own securities, including its shares of stock, notes, bonds, debentures, and other obligations, in such amounts, on such terms and conditions, for such purposes and for such prices, now or hereafter permitted by the laws of the State of Delaware and by this Certificate of Incorporation, as the Board of Directors of the corporation may determine; and to secure any of its obligations by mortgage, pledge or other encumbrance of all or any of its property, franchises and income.

           To be a promoter or manager of other corporations of any type or kind and to participate with others in any corporation, partnership, limited partnership, joint venture, or other association, of any kind, or in any transaction, undertaking or arrangement which the corporation would have power to conduct by itself, whether or not such participation involves sharing or delegation of control with or to others.

           To draw, make, accept, endorse, discount, execute, and issue promissory notes, drafts, bills of exchange, warrants, bonds, debentures, and other negotiable or transferable instruments and evidences of indebtedness whether secured by mortgage or otherwise, as well as to secure the same by mortgage or otherwise, so far as may be permitted by the laws of the State of Delaware.

           To purchase, receive, take, reacquire or otherwise acquire, own and hold, sell, lend, exchange, reissue, transfer or otherwise dispose of, pledge, use, cancel, and otherwise deal in and with its own shares and its other securities from time to time to such an extent and in such manner and upon such terms as the Board of Directors of the corporation shall determine; provided that the corporation shall not use its funds or property for the purchase of its own shares of capital stock when its capital is impaired or when such use would cause any impairment of its capital, except to the extent permitted by law.

           To organize, as an incorporator, or cause to be organized under the laws of the State of Delaware, or of any other state of the United States of America, or of the District of Columbia, or of any commonwealth, territory, dependency, colony, possession, agency, or instrumentality of the United States of America, or of any foreign country, a corporation or corporations for the purpose of conducting and promoting any business or purpose for which corporations may be organized, and to dissolve, wind up, liquidate, merge or consolidate any such corporation or corporations or to cause the same to be dissolved, wound up, liquidated, merged or consolidated.

           To conduct its business, promote its purposes, and carry on its operations in any and all of its branches and maintain offices both within and without the State of Delaware, in any and all States of the United States of America, in the District of Columbia, and in any or all commonwealths, territories, dependencies, colonies, possessions, agencies, or instrumentalities of the United States of America and of foreign governments.

           To promote and exercise all or any part of the foregoing purposes and powers in any and all parts of the world, and to conduct its business in all or any of its branches as principal agent, broker, factor, contractor, and in any other lawful capacity either alone or through or in conjunction with any corporations, associations, partnerships, firms, trustees, syndicates, individuals, organizations, and other entities in any part of the world, and, in conducting its business and promoting any of its purposes, to maintain offices, branches and agencies in any part of the world, to make and perform any contracts and to do any acts and things, and to carry on any business, and to exercise any powers and privileges suitable, convenient, or proper for the conduct, promotion, and attainment of any of the business and purposes herein specified or which at any time may be incidental thereto or may be appear conducive to or expedient for the accomplishment of any of such business and purposes and which might be engaged in or carried on by a corporation incorporated or organized under the General Corporation Law of the State of Delaware, and to have and exercise all of the powers conferred by the laws of the State of Delaware upon corporations incorporated or organized under the General Corporation Law of the State of Delaware.

     The foregoing provisions of this Article THIRD shall be construed both as purposes and powers and each as an independent purpose and power. The foregoing enumeration of specific purposes and powers shall not be held to limit or restrict in any manner the purposes and powers of the corporation, and the purposes and powers herein specified shall, except when otherwise provided in this Article THIRD, be in no wise limited or restricted by reference to, or inference from, the terms of any provision of this or any other Article of this certificate of incorporation; provided, that the corporation shall not conduct any business, promote any purpose, or exercise any power or privilege within or without the State of Delaware which, under the laws thereof, the corporation may not lawfully conduct, promote or exercise.

     FOURTH: The total number of shares of stock which the corporation shall have authority to issue is One Hundred Thousand (100,000). All such shares are of one class and are shares of common stock. The par value of each of such shares is Ten Dollars ($10.00).

     FIFTH: The name and the mailing address of the incorporator are as follows:


                         Name                 Mailing Address
                    John R.F. Baer       134 South LaSalle Street
                                          Chicago, Illinois 60603

     SIXTH: The name and mailing address of each person who is to serve as a director until the first annual meeting of the stockholders or until a successor is elected and qualified, is as follows:


                          Name                Mailing Address
                     Hayden Leason      c/o Nylon Filter Corporation
                                           Hebron, Illinois 60034

                     Robert M. Gunn       134 South LaSalle Street
                                          Chicago, Illinois 60603

                      Thomas Cain       c/o Nylon Filter Corporation
                                           Hebron, Illinois 60034

     SEVENTH: The corporation is to have perpetual existence.

     EIGHTH: Whenever a compromise or arrangement is proposed between this corporation and its creditors or any class of them and/or between this corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this corporation under the provisions of section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this corporation under the provisions of section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in view of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this corporation, as the case may be, and also on this corporation.

     NINTH: For the management of the business and for the conduct of the affairs of the corporation, and in further definition, limitation and regulation of the powers of the corporation and of its directors and of its stockholders or any class thereof, as the case may be, it is further provided:

           1. The power to make, alter, or repeal the By-Laws, and to adopt any new By-Law, except a By-Law classifying directors for election for staggered terms, shall be vested in the Board of Directors.

           2. Election of directors need not be by written ballot unless the By-Laws of the corporation shall so provide.

     TENTH: The corporation shall, to the fullest extent permitted by Section 145 of the General Corporation Law of Delaware, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities or other matters referred to in or covered by said section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any By-Law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

     ELEVENTH: From time to time any of the provisions of this certificate of incorporation may be amended, altered, changed or repealed, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted in the manner and at the time prescribed by said laws, and all rights at any time conferred upon the stockholders of the corporation by this certificate of incorporation are granted subject to the provisions of this Article ELEVENTH.

     The UNDERSIGNED, being the incorporator hereinbefore named, has executed this certificate at Chicago, Illinois on November 6th, 1970.


                                        /s/ John R.F. Baer
                                        -------------------------------
                                        JOHN R.F. BAER



STATE OF ILLINOIS  )
                   )    SS.
COUNTY OF COOK     )


     BE IT REMEMBERED that, on November 6, 1970, before me, a Notary Public for the State of Illinois, personally came John R.F. Baer, the incorporator, who duly executed the foregoing certificate of incorporation before me and acknowledged the same to be his act and deed, and that the facts therein stated are true.

     GIVEN under my hand and seal of office on November 6, 1970.


                                        /s/ Sandra L. Campobasso
                                        -------------------------------
                                        Sandra L. Campobasso,
                                        Notary Public

                                        My Commission expires
                                          January 26, 1974

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                                FILTERTEK, INC.


     It is hereby certified that:

     1. The name of the corporation (hereinafter called the "corporation") is FILTERTEK, INC.

     2. The Certificate of Incorporation of the corporation is hereby amended by striking out Article FIRST thereof, and by substituting in lieu of said Article the following new Article:

            "FIRST: The name of the corporation (hereinafter called the 'corporation') is FILTERTEK OF INDIANA,
            INC."

     3. The amendment of the Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

Signed and attested to on July 17, 1972.

                                        FILTERTEK, INC.



                                        /s/ Hayden Leason
                                        -------------------------------
                                        President


Attest:


/s/ Colin Andrews
-------------------------------
Secretary

STATE OF ILLINOIS  )
                   )   ss.
COUNTY OF          )



     BE IT REMEMBERED that on July 17, 1972, before me, a Notary Public duly authorized by law to take acknowledgment of deeds, personally came HAYDEN LEASON, President of FILTERTEK, INC., who duly signed the foregoing instrument before me and acknowledged that such signing is his act and deed, that such instrument as executed is the act and deed of said corporation, and that the facts stated therein are true.

     GIVEN under my hand on July 17, 1972.



                                        /s/ Alye M. Caccio
                                        -------------------------------
                                        Notary Public

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                   * * * * *

     FILTERTEK OF INDIANA, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY.

     FIRST: That the Board of Directors of said corporation, by the unanimous written consent of its members, filed with the minutes of the Board, adopted a resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation of said corporation:

            RESOLVED, that the Certificate of Incorporation of this corporation be amended by striking out ARTICLE
            FIRST thereof and by substituting in lieu of said
            Article the following new Article:

                  "FIRST:  The name of the corporation
                  (hereinafter called the 'corporation') is
                  FILTERTEK DE PUERTO RICO, INC."

     SECOND: That in lieu of a meeting and vote of stockholders, the stockholders have given unanimous written consent to said amendment in accordance with the provisions of section 228 of The General Corporation Law of the State of Delaware.

     THIRD: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Sections 242 and 228 of The General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, said corporation has caused this certificate to be signed by Hayden Leason, its President, and attested by Colin Andrews, its Secretary, this 19th day of March, 1974.

                                    FILTERTEK OF INDIANA, INC.


                                    By  /s/ Hayden Leason
                                        -------------------------------
                                                President


ATTEST:


By  /s/ Colin Andrews
   -------------------------------
   Secretary

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                       OF FILTERTEK DE PUERTO RICO, INC.


     It is hereby certified that:

     1. The name of the corporation (hereafter called the "corporation") is FILTERTEK DE PUERTO RICO, INC.


     2. The Certificate of Incorporation of the corporation is hereby amended by striking out Article FOURTH thereof, and by substituting in lieu of said Article the following new Article:

          "FOURTH: The total number of shares of stock which the corporation shall have authority to issue is Five Million (5,000,000). All such shares are of one class and are shares of common stock. The par value of each of such shares is $0.048."


     3. The amendment of the Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.


     4. Each of the 2,500 shares now issued of common stock of the corporation of the par value of $10.00 per share is reclassified, converted, and charged into 210.16 fully paid and non-assessable shares of the par value of $0.048 per share.

Signed and attested to on December 23, 1974.



                                   FILTERTECK DE PUERTO RICO, INC.



                                   /s/ Robert M. Gunn
                                   -----------------------------
                                       Vice President


Attest:


/s/ John B. Truskowski
-----------------------------
    Assistant Secretary

STATE OF ILLINOIS )
                  ) ss
COUNTY OF COOK    )


     BE IT REMEMBERED that on December 23, 1974, before me, a Notary Public duly authorized by law to take acknowledgment of deeds, personally came ROBERT
M. GUNN, Vice President of FILTERTEK DE PUERTO RICO, INC., who duly signed the foregoing instrument before me and acknowledged that such signing is his act and deed, that such instrument as executed is the act and deed of said corporation, and that the facts stated therein are true.

     GIVEN under my hand on December 23, 1974.


                                        /s/ John B. Truskowski
                                        ----------------------
                                             Notary Public
[SEAL]

'

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                         FILTERTEK DE PUERTO RICO, INC.


     It is hereby certified that:

     1. The name of the corporation (hereinafter called the "corporation") is FILTERTEK DE PUERTO RICO, INC.

     2. The Certificate of Incorporation of the corporation is hereby amended by striking out Article FOURTH thereof, and by substituting in lieu of said Article the following new Article:

            "FOURTH: The total number of shares of stock which the corporation shall have authority to issue is One Million Two Hundred Fifty Thousand (1,250,000). All such shares are of one class and are shares of common stock. The par value of each of such shares is $0.048."

     3. The amendment of the Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Sections 242 of the General Corporation Law of the State of Delaware.

Signed and attested to on May 29, 1975.

                                        FILTERTEK DE PUERTO RICO, INC.




                                        /s/
                                        -------------------------------
                                        Vice President



Attest:

/s/
---------------------------
Assistant Secretary

STATE OF ILLINOIS   )
                    )   ss.
COUNTY OF COOK      )


     BE IT REMEMBERED that on May 29, 1975, before me a Notary Public duly authorized by law to take acknowledgment of deeds, personally came ROBERT M. GUNN, Vice President of FILTERTEK DE PUERTO RICO, INC., who duly signed the foregoing instrument before me and acknowledged that such signing is his act and deed, that such instrument as executed is the act and deed of said corporation, and that the facts stated therein are true.

     GIVEN under my hand on May 29, 1975.



                                        /s/
                                        -------------------------------
                                        Notary Public

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                         FILTERTEK DE PUERTO RICO, INC.


     IT IS HEREBY CERTIFIED THAT:

     1. The name of the corporation (hereinafter called "Corporation") is FILTERTEK DE PUERTO RICO, INC.

     2. The Certificate of Incorporation of the corporation is hereby amended by striking out Article FOURTH thereof, and by substituting in lieu of said Article the following new Article:

            "FOURTH. The classes of stock, total number of shares of stock in each class which the corporation shall have authority to issue and the voting rights of each class of stock are as follows:

            Class A Common Stock:  One Million, Two Hundred and
            Fifty Thousand (1,250,000) shares are authorized. The par value of each of such shares is $0.048. Each of such shares shall be entitled to one vote.

            Class B Common Stock: Two Hundred Thousand (200,000) shares are authorized. The par value of each of such shares is $.05. Each of such shares shall have no voting rights.

            Class C Common Stock: Two Hundred Thousand (200,000) shares are authorized. The par value of each of such shares if $.05. Each of such shares shall no voting rights."

     3. The Amendment of the Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

Signed and Attested to on January 12, 1977.



                                        FILTERTEK DE PUERTO RICO, INC.

                                        /s/ Robert M. Gunn
                                        -------------------------------
                                        Vice President




ATTEST:


/s/ John B. Truskowski
-------------------------------
Assistant Secretary

STATE OF ILLINOIS   )
                    )  SS.
COUNTY OF COOK      )




     BE IT REMEMBERED that on January 12, 1977, before me, a Notary Public duly authorized by law to take acknowledgments of deeds, personally came ROBERT M. GUNN, Vice President of FILTERTEK DE PUERTO RICO, INC., who duly signed the foregoing instrument before me and acknowledged that such signing is his act and deed, that such instrument as executed is the act and deed of said corporation, and that the facts stated therein are true.

     GIVEN UNDER MY HAND on January 12, 1977.

                                        /s/ Kathleen Cordar
                                        -------------------------------
                                        Notary Public

My Commission Expires:


November 20, 1980

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                         FILTERTEK de PUERTO RICO, INC.
                         ------------------------------


IT IS HEREBY CERTIFIED THAT:

     1. The name of the corporation (hereinafter called the "corporation") is FILTERTEK de PUERTO RICO, INC.

     2. The Certificate of Incorporation of the corporation is hereby amended by striking out ARTICLE FOURTH thereof, and by substituting in lieu of said Article the following new Article:

            FOURTH: The classes of stock, total number of shares of stock in each class which the corporation shall have authority to issue, and the voting rights of each class of stock are as follows:

            Class A Common Stock: Seven million (7,000,000) shares are authorized. The par value of each of such shares is $0.012. Each of such shares shall be entitled to one vote.

            Class B Common Stock:    Two hundred thousand
            (200,000) shares are authorized. The par value of each of such shares is $.05. Each of such shares shall have no voting rights.

     3. The amendment of the Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

     4. Each of the 630,319 shares now issued of common stock of the corporation of the par value of $0.048 per share is reclassified, converted, and changed into four fully paid and non-assessable shares of the par value of $0.012 per share.

     Signed and attested to on August 6, 1981.

                                        FILTERTEK de PUERTO RICO, INC.

                                        By: /s/ John J. Leahey
                                           ----------------------------

ATTEST:

By:  /s/ Stephen P. Soltwedel
   ----------------------------------

                                WRITTEN CONSENT
                                       OF
                              MAJORITY SHAREHOLDER
                                       OF
                         FILTERTEK de PUERTO RICO, INC.

     The undersigned, being majority shareholder of FILTERTEK de PUERTO RICO, INC., a Delaware corporation, hereby consents to the taking of the following action in lieu of a meeting and vote of shareholders and hereby waives any notice whatever required to be given in connection therewith:

     RESOLVED, by the shareholders of FILTERTEK de PUERTO RICO, INC., a Delaware corporation, that the Certificate of Incorporation of this corporation be amended by striking the following paragraph from ARTICLE FOURTH of said
Certificate:

            "Class C Common Stock: Two Hundred Thousand (200,000) shares are authorized. The par value of each of such shares is $.05. Each of such shares shall have no voting rights."

     The amendment of the Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

     Notice of this action has been given to all non-consenting shareholders.

     Signed and attested to on

                                        FILTERTEK de PUERTO RICO, INC.


                                        By:  /s/ Hayden Leason
                                             ------------------------------

ATTEST:

By:  /s/ Stephen P. Soltwedel
     -----------------------------

STATE OF ILLINOIS  )
                   )  SS
COUNTY OF McHENRY  )




     BE IT REMEMBERED THAT on August 6, 1981 before me, a Notary Public, duly authorized by law to take acknowledgment of deeds, personally came JOHN J. LEAHEY, Executive Vice President of FILTERTEK de PUERTO RICO, INC., who duly signed the foregoing instrument before me and acknowledged that such signing is his act and deed, that such instrument as executed is the act and deed of said Corporation, and that the facts stated therein are true.

     GIVEN UNDER MY HAND on August 6, 1981.



                                        /s/ Jean Wilke
                                        -------------------------------
                                        Notary Public        Jean Wilke



My Commission Expires:
March 9, 1985

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                         FILTERTEK de PUERTO RICO, INC.

                             ----------------------

IT IS HEREBY CERTIFIED THAT:

     1. The name of the corporation (hereinafter called the "corporation") is FILTERTEK DE PUERTO RICO, INC.

     2. The Certificate of Incorporation of the corporation is hereby amended by striking out Article FOURTH thereof, and by substituting in lieu of said Article the following new Article:

            "FOURTH: The classes of stock, total number of shares of stock in each class which the corporation shall have authority to issue and the liquidation rights of each class are as follows:

            Class A Common Stock: 7,000,000 shares are authorized. The par value of each of such shares is $0.012. Each of such shares shall be entitled to one vote.

            Class B Common Stock:  200,000 shares are authorized.
            The par value of each of such shares is $.05. Each of such shares shall have no voting rights.

            Liquidation, Dissolution or Winding Up: Upon any liquidation, dissolution or winding up of Filtertek P.R., holders of shares of Class A Common Stock shall have equal rights with the holders of Class B to receive a dividend on a pro rata basis based on the respective par values of their stock until the Class B Common Stock holders have received a distribution equal to the par value of their shares. Thereafter all distributions shall be made for the benefit of the holders of Class A Common Stock."

     3. The amendment of the Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

Signed and Attested to on April 26, 1983.

                                        FILTERTEK DE PUERTO RICO, INC.




                                        /s/ Hayden Leason
                                        -------------------------------

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                         FILTERTEK DE PUERTO RICO, INC.


     IT IS HEREBY CERTIFIED THAT:

     1. The name of the corporation (hereinafter called the "corporation") is FILTERTEK de PUERTO RICO, INC.

     2. The Certificate of Incorporation of the corporation is hereby amended by striking out ARTICLE FOURTH thereof, and by substituting in lieu of said Article the following new Article:

      FOURTH: The classes of stock, total number of shares of stock in each class which the corporation shall have authority to issue, and the voting rights of each class of stock are as follows:

      Class A Common Stock: Thirty million (30,000,000) shares are authorized. The par value of each of such shares if $0.008. Each of such shares shall be entitled to one vote.

      Class B Common Stock: Two hundred thousand (200,000) shares are authorized. The par value of each of such shares is $.05. Each of such shares shall have no voting rights.

     3. The amendment of the Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

     4. Every two of the 4,284,355 shares now issued of common stock of the corporation of the par value of $.012 per share is reclassified, converted, and changed into three fully paid and non-assessable shares of the par value of $.008 per share.

Signed and attested to on May 9, 1986.

                                      FILTERTEK DE PUERTO RICO, INC.


                                      By:  /s/
                                         -------------------------------

ATTEST:

By:  /s/ Stephen P. Soltwedel
   --------------------------------

                        CERTIFICATE OF AMENDMENT TO THE
                          CERTIFICATE OF INCORPORATION
                       OF FILTERTEK de PUERTO RICO, INC.


     The undersigned, Michael H. Leason and Stephen P. Soltwedel, President and Secretary, respectively, of Filtertek de Puerto Rico, Inc., a Delaware corporation (the "Corporation"), do hereby certify that:

     1. Article Tenth of the Certificate of Incorporation is hereby amended to read as follows:

                  "TENTH:  The corporation shall, to the
                  fullest extent permitted by the General
                  Corporation Law of Delaware, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said law from and against any and all of the expenses, liabilities or other matters referred to in or covered by said law."

     2. The Certificate of Incorporation is further amended by adding Article Twelfth as follows:

                  "TWELFTH: A director of the Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, except for liability
                  (i) for any breach of the director's duty of loyalty to the Corporation or its shareholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

                  If the Delaware General Corporation Law is hereafter amended to authorize corporate action further limiting or eliminating the personal liability of directors, then the liability of each director of the Corporation shall be limited or eliminated to the fullest extent permitted by the Delaware General Corporation Law as so amended from time to time."

     3. The amendment of the Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, the undersigned have executed this certificate this 31st day of March, 1989.

                                        FILTERTEK de PUERTO RICO, INC.


                                        By:  /s/ Michael Leason
                                           -------------------------------
                                           Michael H. Leason, President


                                        ATTEST:


                                        By:  /s/ Stephen P. Soltwedel
                                           -------------------------------
                                           Stephen P. Soltwedel, Secretary

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                         FILTERTEK DE PUERTO RICO, INC.


     Filtertek de Puerto Rico, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

     DOES HEREBY CERTIFY:

     FIRST: That the Board of Directors of Filtertek de Puerto Rico, Inc., by the unanimous written consent of its members, filed with the minutes of the board duly adopted resolutions, setting forth a proposed amendment to the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolutions setting forth the proposed amendment are as follows:

     RESOLVED, that the Article Fourth of the corporation's Certificate of Incorporation, as amended, be and it is hereby amended to read as follows:

                 Article Fourth:  The classes of stock, total
            number of shares of stock in each class which the corporation shall have authority to issue, and the voting rights of each class of stock are as follows:

                 Class A Common Stock:  Twenty Million
            (20,000,000) shares are authorized. The par value of each of such shares is $0.008. Each of such shares shall be entitled to one vote.

                 Class B Common Stock:  Two Hundred Thousand
            (200,000) shares are authorized. The par value of each of such shares is $.05. Each of such shares shall have no voting rights.

                 Preferred Stock:  The Board of Directors of the
            corporation is authorized, subject to the limitations prescribed by law and the provisions of this Certificate of Incorporation, to provide for the issuance of shares of the Preferred Stock or to provide for the issuance of shares of the Preferred Stock in one or more series, to establish from time to time the number of shares to be included in each such series and to fix the designations, voting powers, preferences, rights and qualifications, limitations or restrictions of the shares of the Preferred Stock of each such series.

     SECOND: That in lieu of a meeting and vote of stockholders, the stockholders have given unanimous written consent of said amendment in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

     THIRD: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, said Filtertek de Puerto Rico, Inc. has caused this Certificate to be signed and attested by A. Alex Sarkisian, its Vice President and John T. McEnroe, its Assistant Secretary, this 2nd day of June, 1994.


                                        FILTERTEK DE PUERTO RICO, INC.


                                        By: /s/ A. Alex Sarkisian
                                           -------------------------------
                                                A. Alex Sarkisian,
                                                Vice President


ATTEST:

By:  /s/ John T. McEnroe
   -------------------------------
         John T. McEnroe,
         Assistant Secretary

                           CERTIFICATE OF CORRECTION
                                       OF
                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION

                                       OF

                         FILTERTEK DE PUERTO RICO, INC.

     It is hereby certified that:

     1. The name of the corporation (hereinafter called the "corporation") is Filtertek de Puerto Rico, Inc.

     2. The Certificate of Correction to the Certificate of Amendment of Certificate of Incorporation of the corporation, which was filed by the Secretary of State of Delaware on June 3, 1994, is hereby corrected.

     3. The inaccuracies to be corrected in said instrument are as follows:

        (a) In Article FIRST, the approval of the amendment is incorrectly stated as being approved by the unanimous written consent of the Board of Directors.

        (b) In Article SECOND, the approval of the amendment is incorrectly stated as being in lieu of a meeting and vote of stockholders by unanimous written consent.

        (c) In Article THIRD, the amendment is incorrectly adopted pursuant to
Section 228 of the General Corporation Law of the State of Delaware.

     4. The portions of the instrument in corrected form are as follows:

        (a) FIRST:     That the Board of Directors of Filtertek de Puerto Rico,
Inc., at a meeting duly held, adopted resolutions setting forth a proposed amendment to the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolutions setting forth the proposed amendment are as follows:

        (b) SECOND:     That such amendment has been duly adopted in accordance
with the provisions of the General Corporation Law of the State of Delaware by the affirmative vote of the holders of a majority of all outstanding stock entitled to vote at a meeting of stockholders.

        (c) THIRD:     That the aforesaid amendment was duly adopted in
accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, the corporation has caused this Certificate of Correction to be signed and attested to be A. Alex Sarkisian, its Vice President, and John T. McEnroe, its Assistant Secretary, this 15th day of November, 1994.


                                        FILTERTEK DE PUERTO RICO, INC.


                                        By:/s/ A. Alex Sarkisian
                                           ----------------------------
                                               A. Alex Sarkisian,
                                               Vice President


ATTEST:


By:/s/ John T. McEnroe
   ---------------------------
       John T. McEnroe,
       Assistant Secretary

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                         FILTERTEK DE PUERTO RICO, INC.


     Filtertek de Puerto Rico, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

     DO HEREBY CERTIFY:

     FIRST: That the Board of Directors of Filtertek de Puerto Rico, Inc., at a meeting duly held, adopted resolutions setting forth a proposed amendment to the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolutions setting forth the proposed amendment are as follows:

        RESOLVED, that Article First of the corporation's Certificate of Incorporation be and it is hereby amended to read as follows:

        Article First: The name of the corporation is Filtertek, Inc.

     SECOND: That such amendment has been duly adopted in accordance with provisions of the General Corporation Law of the State of Delaware by the affirmative vote of the holders of a majority of all outstanding stock entitled to vote at a meeting of stockholders.

     THIRD: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, said Filtertek de Puerto Rico, Inc. has caused this Certificate to be signed and attested by A. Alex Sarkisian, its Vice President, and John T. McEnroe, its Assistant Secretary, this 1st day of June, 1994.

                                        FILTERTEK DE PUERTO RICO, INC.

                                        By:/s/ A. Alex Sarkisian
                                           ------------------------------
                                               A. Alex Sarkisian,
                                               Vice President
ATTEST:

By:/s/ John T. McEnroe
   ----------------------------
       John T. McEnroe,
       Assistant Secretary

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                                FILTERTEK, INC.


     Filtertek, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

     DOES HEREBY CERTIFY:

     FIRST: That the Board of Directors of Filtertek, Inc., at a meeting duly held, adopted resolutions setting forth a proposed amendment to the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolutions setting forth the proposed amendment are as follows:

        RESOLVED, that Article Fourth of the corporation's Certificate of Incorporation be and it is hereby amended to read as follows:

           Article Fourth: The class of stock, total number of shares of stock in each class which the corporation shall have authority to issue, and the voting rights of each class of stock are as follows:

           Class A Common Stock: Forty Million (40,000,000) shares are authorized. The par value of each of such shares is $0.008. Each of such shares shall be entitled to one vote.

           Class B Common Stock: Two Hundred Thousand (200,000) shares are authorized. The par value of each of such shares is $0.05. Each of such shares have no voting rights.

           Preferred Stock: One Million (1,000,000) shares are authorized. The par value of each of such shares is $0.01. The Board of Directors of the corporation is authorized, subject to the limitations prescribed by law and the provisions of this Certificate of Incorporation, to provide for the issuance of shares of the Preferred Stock or to provide for the issuance of shares of the Preferred Stock in one or more series, to establish from time to time the number of shares to be included in each such series and to fix the designations, voting powers, preferences, rights and qualifications, limitations or restrictions of the shares of the Preferred Stock of each such series.

     SECOND: That such amendment has been duly adopted in accordance with provisions of the General Corporation Law of the State of Delaware by the affirmative vote of the holders of a majority of all outstanding stock entitled to vote at a meeting of stockholders.

     THIRD: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, said Filtertek, Inc. has caused this Certificate to be signed and attested by A. Alex Sarkisian, its Executive Vice President, and John T. McEnroe, its Assistant Secretary, this 23rd day of December, 1994.

                                        FILTERTEK, INC.


                                        By:/s/ A. Alex Sarkisian
                                           ------------------------------
                                               A. Alex Sarkisian,
                                               Executive Vice President


ATTEST:

By:/s/ John T. McEnroe
   ------------------------------
       John T. McEnroe,
       Assistant Secretary

                           CERTIFICATE OF DESIGNATION

                                       OF

                   TERMS, PREFERENCES, RIGHTS AND LIMITATIONS

                                       OF

                            SERIES A PREFERRED STOCK

                                      AND

                            SERIES B PREFERRED STOCK

                                       OF

                                FILTERTEK, INC.


     FILTERTEK, INC., a corporation organized and existing under the laws of the State of Delaware (the "Company"), in accordance with Section 151 of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

     1. The Certificate of Incorporation of the Company, as amended (the "Certificate of Incorporation"), fixes the total number of shares of all classes of capital stock which the Company shall have the authority to issue at Forty-One Million Two Hundred Thousand (41,200,000) shares, of which One Million (1,000,000) shall be shares of Preferred Stock, $0.01 par value per share (herein referred to as "Preferred Stock"), and Forty Million (40,000,000) shares of which shall be shares of Class A Common Stock, $0.008 par value per share (herein referred to as "Class A Common Stock"), and Two Hundred Thousand (200,000) shares of which shall be shares of Class B Common Stock, $0.05 par value per share (herein referred to as "Class B Common Stock").

     2. The Certificate of Incorporation expressly grants to the Board of Directors of the Company (the "Board of Directors") authority to provide for the issuance of said Preferred Stock in one or more series, with such voting powers, full or limited or without voting powers, and with such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions providing for the issue thereof adopted by the Board of Directors and as are not stated and expressed in the Certificate of Incorporation.

     3. Pursuant to authority conferred upon the Board of Directors by the Certificate of Incorporation, the Board of Directors, at a special meeting held on November 23, 1994, duly authorized and adopted the following resolutions providing for an issuance of two series of its Preferred Stock to be designated Series A Preferred Stock and Series B Preferred Stock respectively:

            "RESOLVED, that the appropriate officers of the Company are hereby authorized and directed to issue 22,000 shares of Series A Preferred Stock having the terms and conditions as set forth in Exhibit A attached hereto.

            FURTHER RESOLVED, that the appropriate officers of the Company are hereby authorized and directed to issue 5,207 shares of Series B Preferred Stock having the terms and conditions set forth in Exhibit B attached hereto."

            A copy of said Exhibit A and Exhibit B are attached hereto and incorporated herein.

     IN WITNESS WHEREOF, the Company has caused this Certificate to be signed by A. Alex Sarkisian, its Executive Vice President, and attested to by John T. McEnroe, its Assistant Secretary, this 23rd day of December, 1994.


                                        FILTERTEK, INC.



                                        By:/s/ A. Alex Sarkisian
                                           ------------------------------
                                               A. Alex Sarkisian,
                                               Executive Vice President

ATTEST:


By:/s/ John T. McEnroe
   ------------------------------
       John T. McEnroe,
       Assistant Secretary

                                 ACKNOWLEDGMENT



STATE OF ILLINOIS  )
                   )    SS.
COUNTY OF COOK     )


     I, John T. McEnroe, hereby certifies that I am the duly elected and qualified Assistant Secretary of Filtertek, Inc., a Delaware corporation (the "Company"), that the foregoing instrument is the act and deed of the Company and that the facts stated therein are true.


                                           /s/ John T. McEnroe
                                           ------------------------------
                                           Assistant Secretary


     Subscribed and sworn to before the undersigned, a Notary Public in and for said county and state.


                                           /s/ Gina M. Nuzzo
                                           ------------------------------
                                                Notary Public


Dated:  December 23, 1994

                                   EXHIBIT A

                     TERMS OF THE SERIES A PREFERRED STOCK



        The relative rights, preferences, powers, qualifications, limitations and restrictions granted to or imposed upon the Series A Preferred Stock and the holders thereof are as follows:

     1. Definitions. For purposes hereof, the following definitions shall apply:

        "Board" shall mean the Board of Directors of the Company.

        "Class A Common Stock" shall mean the Class A Common Stock, par value $0.008 per share, of the Company.

        "Class B Common Stock" shall mean the Class B Common Stock, par value $0.05 per share, of the Company.

        "Common Stock" shall mean the Class A Common Stock, Class B Common Stock and any other class of common stock issued by the Company after the Original Issue Date.

        "Company" shall mean Filtertek, Inc. (to be known as Schawk, Inc.)

        "Conversion Price" shall mean $13.80.

        "Fair Market Value" shall mean the average of the closing prices as of the closing of business for the ten trading days prior to any Optional Call Date or the Mandatory Call Date, as applicable, for Class A Common Stock (as reported by the New York Stock Exchange or if Class A Common Stock is not traded on the New York Stock Exchange, then on the national exchange on which the Class A Common Stock is traded.

        "Mandatory Call Date" shall mean December 31, 2004.

        "Optional Call Date" shall mean December 31, 1995 and each December 31st thereafter until December 31, 2003.

        "Original Issue Date" shall mean the date of the original issuance of up to 30,000 shares of Series A Preferred Stock.

        "Series A Preferred Stock" shall refer to shares of Series A Preferred Stock, par value $0.01 per share, of the Company.

     2. Dividends.

        (a) So long as any shares of Series A Preferred Stock shall be outstanding, subject to the terms of this paragraph 2(a), the holders of such Series A Preferred Stock shall be entitled to receive, when and as declared by the Board, out of any funds legally available therefor, cumulative preferential dividends in cash, in the amount of $50.00 per annum per share, payable quarterly on the last business day of each March, June, September and December (each such date being called a "Dividend Payment Date"). Dividends on the Series A Preferred Stock shall be cumulative daily from the Original Issue Date (whether or not declared and whether or not in any dividend period or dividend periods there shall be net profits or net assets of the Company legally available for the payment of those dividends). Accumulated and unpaid dividends on the Series A Preferred Stock shall not bear interest.

        (b) So long as any shares of Series A Preferred Stock shall remain outstanding, the Company may not declare or pay any dividend or make a distribution on, or purchase, acquire, redeem, pay monies to the holders of, or set aside or make monies available for, a sinking fund for the purchase or redemption of, any shares of Class A Common Stock or any share of any other class or series of the Company's common stock (other than Class B Common Stock) or preferred stock ranking junior to the Series A Preferred Stock, with respect to the payment of dividends or the distribution of assets on liquidation, dissolution or winding up of the Company unless (i) all dividends in respect of the Series A Preferred Stock for all past dividend periods have been paid and such dividends for the current dividend period have been paid or declared and duly provided for, and (ii) all amounts in respect of the mandatory call of Series A Preferred Stock which are then due and payable pursuant to the terms of paragraph 4 below have been paid or duly provided for. The provisions of this paragraph 2(b) shall not prohibit the Company from repurchasing shares of Class B Common Stock from an employee.

     3. Liquidation Rights of Series A Preferred Stock.

        (a) In the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, the holders of Shares of Series A Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Company available for distribution to its stockholders, whether such assets are capital, surplus or earnings, before any payment or declaration and setting apart for payment of any amount shall be made in respect of any shares of Common Stock or any share of any other class or share of the Company's preferred stock ranking junior to the Series A Preferred Stock with respect to the payment of dividends or distribution of assets on liquidation, dissolution or winding up of the Company, an amount equal to $1,000.00 per share plus all accumulated and unpaid dividends (including a prorated quarterly dividend from the last Dividend Payment Date to the date of such payment) in respect of any liquidation, dissolution or winding up.

        (b) If upon any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, the assets to be distributed among the holders of Series A Preferred Stock shall be insufficient to permit the payment to such stockholders of the full preferential amounts aforesaid, then the entire assets of the Company available to be distributed to such holders shall be distributed ratably among the holders of Series A Preferred Stock, based on the full preferential amounts for the number of shares of Series A Preferred Stock held by each holder.

        4. Calls of Series A Preferred Stock

        (a) Mandatory Call.

                (i) On the Mandatory Call Date, the Company shall redeem all outstanding shares of Series A Preferred Stock by issuing or paying to the holder of each outstanding share of Series A Preferred Stock with respect to each share either, in the sole discretion of the Board, (x) a number of shares of Class A Common Stock equal to the sum (the "Mandatory Call Price") of $1,000 plus an amount equal to all accumulated and unpaid dividends per share (including a pro rated quarterly dividend from the last Dividend Payment
Date to the Mandatory Call Date) divided by the Conversion Price or (y) cash in the amount of the Fair Market Value, as of the Mandatory Call Date, of the number of shares of Class A Common Stock determined pursuant to clause (x).
The payment of the Mandatory Call Price shall be made in the manner provided in subparagraph 4(a)(ii) through 4(a)(v) below.

                (ii) In the event that (x) only a portion of the then outstanding shares of Series A Preferred Stock are to be redeemed with a cash payment, the Company shall effect such cash redemption pro rata according to the number of shares held by each holder of Series A Preferred Stock, and
(y) only a portion of the then outstanding shares of Series A Preferred Stock are to be redeemed, the Company shall effect such redemption pro rata according to the number of shares held by each holder of Series A Preferred Stock.

                (iii) At least twenty (20) days and not more than sixty (60) days prior to the date fixed for a redemption of the Series A Preferred Stock, written notice (the "Redemption Notice") shall be mailed, postage prepaid, to each holder of record of the Series A Preferred Stock at his post office address last shown on the records of the Company. The Redemption Notice shall state:

                      (A) the manner in which the outstanding shares of Series A Preferred Stock are to be redeemed;

                      (B) the number of outstanding shares of Series A Preferred Stock are to be redeemed; and

                      (C) the number of shares of Preferred Stock held by the holder that the Company intends to redeem;

                      (D) the Mandatory Call Date and the Mandatory Call Price or, if applicable, the Optional Call Date and the Optional Call Price; and

                      (E) that the holder is to surrender to the Company, in the manner and at the place designated, his certificate or certificates representing the shares of Series A Preferred Stock to be redeemed.

                      (iv) On or before the date fixed for the Mandatory Call Date or Optional Call Date, as applicable, each holder of Series A Preferred Stock shall surrender the certificate or certificates representing such shares of Series A Preferred Stock to the Company, in the manner and at the place designated in the Redemption Notice, and thereupon the Mandatory Call Price or Optional Call Price, as applicable, for such shares shall be payable either in cash or in shares of Class A Common Stock, as determined by the Board, to the person whose name appears on such certificate or certificates as the owner thereof, and each surrendered certificate shall be cancelled and retired.

                      (v) If and only if the Company shall have paid in full, or made a provision for payment in full, on the Mandatory Call Date or Optional Call Date, as applicable, the Mandatory Call Price or Optional Call Price, as applicable, for the number of shares to be redeemed, dividends on the Series A Preferred Stock called for redemption shall cease to accumulate on the Mandatory Call Date or Optional Call Date, as applicable, and the holders of such shares so redeemed shall cease to have any further rights with respect thereto, other than to receive the Mandatory Call Price or Optional Call Price, as applicable, without interest.

                      (vi) Notwithstanding any other provision relating to a mandatory or optional call of shares of Series A Preferred Stock, neither certificates nor scrip representing fractional shares of Class A Common Stock shall be issued upon the surrender for redemption of certificates representing shares of Series A Preferred Stock. Each holder of shares of Series A Preferred Stock who would otherwise have been entitled to a fraction of a share of Class A Common Stock shall receive in lieu thereof cash (without interest) in an amount determined by multiplying the fractional share interest to which such holder would otherwise be entitled by the Fair Market Value of a share of Class A Common Stock at the applicable Mandatory Call Date or Optional Call Date.

                  (b) Optional Redemption.

                      The Company may, at the option of the Board, on any Optional Call Date, redeem a portion of the outstanding shares of Series A Preferred Stock by issuing or paying to the holder of each outstanding share of Series A Preferred Stock subject to the optional call with respect to each share either, in the sole discretion of the Board, (x) a number of shares of Class A Common Stock equal to the sum (the "Optional Call Price") of $1,000 plus an amount equal to all accumulated and unpaid dividends per share (including a pro rated quarterly dividend from the last Dividend Payment
Date to the applicable Optional Call Date) divided by the Conversion Price or
(y) cash in the amount of the Fair Market Value, as of the applicable Optional Call Date, of the number of shares of Class A Common Stock determined pursuant to clause (x). The payment of the Optional Call Price shall be made in the manner provided in subparagraph 4(a)(ii) through 4(a)(v) above. The maximum cumulative percentage of shares of Series A Preferred Stock callable on any Optional Call Date shall equal the number set forth opposite such Optional Call Date in the following schedule less the number of shares of Series A Preferred Stock that were previously redeemed by the Company:

                                       MAXIMUM CUMULATIVE
                                    PERCENTAGE OF SHARES OF
                                   SERIES A PREFERRED STOCK
        OPTIONAL CALL DATE           ELIGIBLE TO BE CALLED
        ------------------          -----------------------

        December 31, 1995                    10%
        December 31, 1996                    20%
        December 31, 1997                    30%
        December 31, 1998                    40%
        December 31, 1999                    50%
        December 31, 2000                    60%
        December 31, 2001                    70%
        December 31, 2002                    80%
        December 31, 2003                    90%

     5. Voting.

     (a) Except for such voting powers as shall be granted to the holders of shares of the Series A Preferred Stock by this Paragraph 5 or by law, voting power shall be vested exclusively in the Common Stock (other than Class B Common Stock).

     (b) So long as any shares of the Series A Preferred Stock shall remain outstanding, the Company will not, without the affirmative vote at a meeting or the written consent with or without a meeting of the holders of at least 50.1% of the outstanding shares of Series A Preferred Stock, (1) create any class or classes of stock ranking prior to or on a parity with the Series A Preferred Stock either as to dividends or upon liquidation, (2) amend, alter or repeal any of the provisions of this Restated Certificate of Incorporation or the Company's By-Laws in any manner adverse to the holders of shares of Series A Preferred Stock, or (3) liquidate, wind up or dissolve itself, or convey, sell, assign, transfer or otherwise dispose of, all or substantially all of its assets.

     6. No Reissuance of Series A Preferred Stock. No Series A Preferred Stock acquired by the Company by reason of redemption, purchase, or otherwise shall be reissued, and all such shares shall be cancelled, retired and eliminated from the shares which the Company shall be authorized to issue.

                                   EXHIBIT B

                       TERMS OF SERIES B PREFERRED STOCK

     The relative rights, preferences, powers, qualifications, limitations and restrictions granted to or imposed upon the Series B Preferred Stock and the holders thereof are as follows:

     1. Definitions. For purposes hereof, the following definitions shall apply:

     "Board" shall mean the Board of Directors of the Company.

     "Class A Common Stock" shall mean the Class A Common Stock, par value $0.008 per share, of the Company.

     "Class B Common Stock" shall mean the Class B Common Stock, par value $0.05 per share, of the Company.

     "Common Stock" shall mean the Class A Common Stock, Class B Common Stock and any other class of common stock issued by the Company after the Original Issue Date.

     "Company" shall mean Filtertek, Inc. (to be known as Schawk, Inc.).

     "Conversion Price" shall mean $13.80.

     "Fair Market Value" shall mean the average of the closing prices as of the closing of business, for the ten trading days prior to the Mandatory Call Date, for Class A Common Stock (as reported by the New York Stock Exchange or if Class A Common Stock is not traded on the New York Stock Exchange, then on the national exchange on which the Class A Common Stock is traded.

     "Mandatory Call Date" shall mean December 31, 1999.

     "Original Issue Date" shall mean the date of the original issuance of up to [5207] shares of Series B Preferred Stock.

     "Qualified Event" shall mean the consummation of any public offering under the Securities Act of 1933 as amended, or private placement of the Company's debt or equity securities the gross proceeds of which equal or exceed at least Twenty Five Million Dollars ($25,000,000).

     "Qualified Event Date" shall mean the date on which a Qualified Event is consummated.

     "Series A Preferred Stock" shall refer to shares of Series A Preferred Stock, par value $0.01 per share, of the Company.

     "Series A Certificate of Designation" shall mean that certain Certificate of Designation of Terms, Preferences, Rights and Limitations of Series A Preferred Stock of Filtertek, Inc. (to be known as Schawk, Inc.).

     "Series A Liquidation Preference" shall mean all amounts payable to the holders of Series A Preferred Stock upon any liquidation, dissolution or winding up of the Company, pursuant to the Series A Certificate of Designation.

     "Series B Preferred Stock" shall refer to Series B Preferred Stock, par value, $0.01 per share of the Company.

     2. Dividends.

     (a) So long as any shares of Series B Preferred Stock shall be outstanding, subject to the terms of this paragraph 2(a), the holders of such Preferred Stock shall be entitled to receive, when and as declared by the Board, out of any funds legally available therefor, cumulative preferential dividends in cash, in the amount of $50.00 per annum per share, payable quarterly on the last business day of each March, June, September and December (each such date being called a "Dividend Payment Date"). Dividends on the Series B Preferred Stock shall be cumulative daily from the Original Issue Date (whether or not declared and whether or not in any dividend period or dividend periods there shall be net profits or net assets of the Company legally available for the payment of those dividends). Accumulated and unpaid dividends on the Series B Preferred Stock shall not bear interest. The foregoing notwithstanding, the Company may not declare or pay any dividend on Series B Preferred Stock if any such declaration or payment is prohibited by the Series A Certificate of Designation.

     (b) So long as any shares of Series B Preferred Stock shall remain outstanding, the Company may not declare or pay any dividend or make a distribution on, or purchase, acquire, redeem, pay monies to the holders of, or set aside or make monies available for, a sinking fund for the purchase or redemption of, any shares of Class A Common Stock or any share of any other class or series of the Company's common stock (other than Class B Common Stock) or preferred stock ranking junior to the Series B Preferred Stock, with respect to the payment of dividends or the distribution of assets on liquidation, dissolution or winding up of the Company unless (i) all dividends in respect of the Series B Preferred Stock for all past dividend periods have been paid and such dividends for the current dividend period have been paid or declared and duly provided for, and (ii) all amounts in respect of the mandatory call of Series B Preferred Stock which are then due and payable pursuant to the terms of paragraph 4 below have been paid or duly provided for. The provisions of this paragraph 2(b) shall not prohibit the Company from repurchasing shares of Class B Common Stock from an employee.

     3. Liquidation Rights of Series B Preferred Stock.

     (a) In the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, after the Series A Liquidation Preference has been paid, the holders of Shares of Series B Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Company available for distribution to its stockholders, whether such assets are capital, surplus or earnings, before any payment or declaration and setting apart for payment of any amount shall be made in respect of any shares of Common Stock or any share of any other class or share of the Company's preferred stock ranking junior to the Series B Preferred Stock with respect to the payment of dividends or distribution of assets on liquidation, dissolution or winding up of the Company, an amount equal to $1,000.00 per share plus all accumulated and unpaid dividends (including a prorated quarterly dividend from the last Dividend Payment Date to the date of such payment) in respect of any liquidation, dissolution or winding up.

     (b) If upon any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, the assets to be distributed among the holders of Series B Preferred Stock shall be insufficient to permit the payment to such stockholders of the full preferential amounts aforesaid, then the entire assets of the Company available to be distributed to such holders shall be distributed ratably among the holders of Series B Preferred Stock, based on the full preferential amounts for the number of shares of Series B Preferred Stock held by each holder.

     4. Calls of Series B Preferred Stock.

     (a) Qualified Event Call Date.

        (i) On the Qualified Event Call Date, the Company shall redeem all outstanding shares of Series B Preferred Stock by issuing or paying to the holder of each outstanding share of Series B Preferred Stock with respect to each share cash in the amount (the "Qualified Event Call Price") of $1,000.00 per share plus all accumulated and unpaid dividends (including a prorated quarterly dividend from the last Dividend Payment Date to the date of such payment). The payment of the Qualified Event Call Price shall be made in the manner provided in subparagraph 4(a)(ii) through 4(a)(iv) below.

        (ii) In the event that only a portion of the then outstanding shares of Series B Preferred Stock are to be redeemed, the Company shall effect such redemption pro rata according to the number of shares held by each holder of Series B Preferred Stock.

        (iii) At least twenty (20) days and not more than sixty (60) days prior to the date fixed for a redemption of the Series B Preferred Stock as a result of a Qualified Event, written notice (the "Qualified Event Redemption Notice") shall be mailed, postage prepaid, to each holder of record of the Series B Preferred Stock at his post office address last shown on the records of the Company. The Redemption Notice shall state:

              (A) the number of outstanding shares of Series B Preferred Stock are to be redeemed;

              (B) the number of shares of Series B Preferred Stock held by the holder that the Company intends to redeem;

              (C) the Qualified Event Call Date and the Qualified Event Call Price; and

              (D) that the holder is to surrender to the Company, in the manner and at the place designated, his certificate or certificates representing the shares of Series B Preferred Stock to be redeemed.

        (iv) On or before the date fixed for the Qualified Event Call Date, each holder of Series B Preferred Stock shall surrender the certificate or certificates representing such shares of Series B Preferred Stock to the Company, in the manner and at the place designated in the Qualified Event Redemption Notice, and thereupon the Qualified Event Call Price for such shares shall be payable in cash to the person whose name appears on such certificate or certificates as the owner thereof, and each surrendered certificate shall be cancelled and retired.

        (v) If and only if the Company shall have paid in full, or shall have made a provision for payment in full, on the Qualified Event Call Date, the Qualified Event Call Price for the number of shares to be redeemed, dividends on the Series B Preferred Stock called for redemption shall cease to accumulate on the Qualified Event Call Date and the holders of such shares so redeemed shall cease to have any further rights with respect thereto, other than to receive the Qualified Event Call Price without interest.

     (b) Mandatory Call.

        (i) On the Mandatory Call Date, the Company shall redeem all outstanding shares of Series B Preferred Stock by issuing or paying to the holder of each outstanding share of Series B Preferred Stock with respect to each share either, in the sole discretion of the Board, (x) a number of shares of Class A Common Stock equal to the sum (the "Mandatory Call Price") of $1,000 plus an amount equal to all accumulated and unpaid dividends per share (including a pro rated quarterly dividend from the last Dividend Payment Date to the Mandatory Call Date) divided by the Conversion Price or (y) cash in the amount of the Fair Market Value, as of the Mandatory Call Date, of the number of shares of Class A Common Stock determined pursuant to clause (x). The payment of the Mandatory Call Price shall be made in the manner provided in subparagraph 4(b)(ii) through 4(b)(v) below.

        (ii) In the event that only a portion of the then outstanding shares of Series B Preferred Stock are to be redeemed with a cash payment, the Company shall effect such cash redemption pro rata according to the number of shares held by each holder of Series B Preferred Stock.


        (iii) At least twenty (20) days and not more than sixty (60) days prior to the date fixed for a redemption of the Series B Preferred Stock, written notice (the "Redemption Notice") shall be mailed, postage prepaid, to each holder of record of the Series B Preferred Stock at his post office address last shown on the records of the Company. The Redemption Notice shall state:

              (A) the manner in which the outstanding shares of Series B Preferred Stock are to be redeemed;

              (B) the number of outstanding shares of Series B Preferred Stock are to be redeemed;

              (C) the number of shares of Series B Preferred Stock held by the holder that the Company intends to redeem;

              (D) the Mandatory Call Date and the Mandatory Call Price; and

              (E) that the holder is to surrender to the Company, in the manner and at the place designated, his certificate or certificates representing the shares of Series B Preferred Stock to be redeemed.

        (iv) On or before the date fixed for the Mandatory Call Date, each holder of Series B Preferred Stock shall surrender the certificate or certificates representing such shares of Series B Preferred Stock to the Company, in the manner and at the place designated in the Redemption Notice, and thereupon the Mandatory Call Price for such shares shall be payable either in cash or in shares of Class A Common Stock, as determined by the Board, to the person whose name appears on such certificate or certificates as the owner thereof, and each surrendered certificate shall be cancelled and retired.

        (v) If and only if the Company shall have paid in full, or shall have made a provision for payment in full, on the Mandatory Call Date, the Mandatory Call Price, for the number of shares to be redeemed, dividends on the Series B Preferred Stock called for redemption shall cease to accumulate on the Mandatory Call Date and the holders of such shares so redeemed shall cease to have any further rights with respect thereto, other than to receive the Mandatory Call Price without interest.

        (vi) Notwithstanding any other provision relating to a mandatory or optional call of shares of Series B Preferred Stock, neither certificates nor scrip representing fractional shares of Class A Common Stock shall be issued upon the surrender for redemption of certificates representing shares of Series B Preferred Stock. Each holder of shares of Series B Preferred Stock who would otherwise have been entitled to a fraction of a share of Class A Common Stock shall receive in lieu thereof cash (without interest) in an amount determined by multiplying the fractional share interest to which such holder would otherwise be entitled by the Fair Market Value of a share of Class A Common Stock at the applicable Mandatory Call Date.

     5. Voting.

     (a) Except for such voting powers as shall be granted to the holders of shares of the Series B Preferred Stock by this Paragraph 5 or by law, voting power shall be vested exclusively in the Common Stock (other than Class B Common Stock).

     (b) So long as any shares of the Series B Preferred Stock shall remain outstanding, the Company will not, without the affirmative vote at a meeting or the written consent with or without a meeting of the holders of at least 50.1% of the outstanding shares of Series B Preferred Stock, (1) create any class or classes of stock, other than the Series A Preferred Stock, ranking prior to or on a parity with the Series B Preferred Stock either as to dividends or upon liquidation, (2) amend, alter or repeal any of the provisions of this Restated Certificate of Incorporation or the Company's By-Laws in any manner adverse to the holders of shares of Series B Preferred Stock, or (3) liquidate, wind up or dissolve itself, or convey, sell, assign, transfer or otherwise dispose of, all or substantially all of its assets.

     6. No Reissuance of Series B Preferred Stock. No Series B Preferred Stock acquired by the Company by reason of redemption, purchase, or otherwise shall be reissued, and all such shares shall be cancelled, retired and eliminated from the shares which the Company shall be authorized to issue.

                             CERTIFICATE OF MERGER

                                       OF

                                  SCHAWK, INC.
                             FLEXO GRAPHICS,  INC.
                             LINCOLN GRAPHICS, INC.

                                      AND

                                FILTERTEK, INC.

     It is hereby certified that:

     1. The constituent business corporations participating in the merger herein certified are:

        Schawk, Inc., which is incorporated under the laws of the State of Delaware; Flexo Graphics, Inc., which is incorporated under the laws of the State of Minnesota; and Lincoln Graphics, Inc., which is incorporated under the laws of the State of New Jersey; and

        Filtertek, Inc., which is incorporated under the laws of the State of Delaware.

     2. An Amended and Restated Agreement and Plan of Reorganization (the "Agreement") among Filtertek Inc., Filtertek USA, Inc., a wholly owned subsidiary of Filtertek, Inc., Schawk Inc., Lincoln Graphics, Inc., and Flexo Graphics, Inc. (the Agreement, together with the Amended and Restated Plan of Merger attached thereto, the "Merger Agreements") has been approved, adopted, certified, executed, and acknowledged by each of the aforesaid constituent corporations in accordance with the provisions of subsection (c) of Section 252 of the General Corporation Law of the State of Delaware, to wit, by Schawk, Inc., Flexo Graphics, Inc. and Lincoln Graphics, Inc. in accordance with the laws of their respective states of incorporation, and by Schawk, Inc. in the same manner as is provided in Section 251 of the General Corporation Law of the State of Delaware, and by Filtertek, Inc. in the same manner as is provided in Sections 203 and 251 of the General Corporation Law of the State of Delaware.

     3. The name of the surviving corporation in the merger herein certified is Filtertek, Inc., which will continue its existence as said surviving corporation under the name "Schawk, Inc." upon the effective date of said merger pursuant to the provisions of the General Corporation Law of the State of Delaware.

     4. The Certificate of Incorporation of Filtertek, Inc. is to be amended and changed by reason of the merger herein certified by striking out ARTICLE FIRST, and thereof, relating to the name of said surviving corporation, and by substituting in lieu thereof the following article:

        "FIRST: The name of the corporation (hereafter the "corporation") is Schawk, Inc."

and said Certificate of Incorporation as so amended and changed shall continue to be the Certificate of Incorporation of said surviving corporation until further amended and changed in accordance with the provisions of the General Corporation Law of the State of Delaware.

     5. The executed Merger Agreements between the aforesaid constituent corporations is on file at the principal place of business of the aforesaid surviving corporation, the address of which is as follows: 1695 River Road, Des Plaines, Illinois 60018.

     6. A copy of the aforesaid Merger Agreements will be furnished by the aforesaid surviving corporation, on request, and without cost, to any stockholder of each of the aforesaid constituent corporations.

     7. The authorized capital stock of Schawk, Inc. consists of One Million (1,000,000) shares, of which One Hundred Thousand (100,000) shall be shares of Preferred Stock, $0.01 par value per share, and Nine Hundred Thousand (900,000) shall be shares of Common Stock, $0.10 par value per share.

     8. The Merger Agreements between the aforesaid constituent corporations provide that the merger herein certified shall become effective at 5:00 p.m., Chicago time, on December 30, 1994.

Dated:  December 23, 1994

                                         SCHAWK, INC.



                                         By:/s/ A. Alex Sarkisian
                                            ------------------------
                                                A. Alex Sarkisian,
                                                Executive Vice President


Dated:  December 23, 1994                FLEXO GRAPHICS, INC.



                                         By:/s/ A. Alex Sarkisian
                                            ------------------------
                                                A. Alex Sarkisian,
                                                Executive Vice President

Dated:  December 23, 1994                LINCOLN GRAPHICS, INC.



                                         By:/s/ A. Alex Sarkisian
                                            ------------------------
                                                A. Alex Sarkisian,
                                                Executive Vice President


Dated:  December 23, 1994                FILTERTEK, INC.


                                         By:/s/ A. Alex Sarkisian
                                            ------------------------
                                                A. Alex Sarkisian,
                                                Executive Vice President

                           CERTIFICATE OF CORRECTION
                                       OF
                       CERTIFICATE OF AGREEMENT OF MERGER
         OF SCHAWK, INC., FLEXO GRAPHICS, INC., LINCOLN GRAPHICS, INC.
                              AND FILTERTEK, INC.


     It is hereby certified that:

     1. The name of the corporation (hereinafter called the "Corporation") is Schawk, Inc. Prior to December 30, 1994, the name of the Corporation was Filtertek, Inc.

     2. The Certificate of Merger of the Corporation, which was filed with the Secretary of State of Delaware on December 30, 1994, is hereby corrected.

     3.   The inaccuracies to be corrected in said instrument are as follows:

          a. Section 7 of the Certificate of Merger incorrectly refers to the authorized capital stock of Schawk, Inc., a Delaware corporation, which was merged into the Corporation. Section 7 of the Certificate of Merger should have referred to the authorized capital stock of Flexo Graphics Corporation, a Minnesota corporation and of Lincoln Graphics, Inc., a New Jersey corporation, both of which were also merged into the Corporation.

     4.    The portions of the instrument in corrected form are as follows:

     "7. The authorized capital stock of Flexo Graphics, Inc. consists of 25,000 shares of common stock, $1.00 par value. The authorized capital stock of Lincoln Graphics, Inc. consists of 100,000 shares of common stock, $1.00 par value."

     IN WITNESS WHEREOF, the Corporation has caused this Certificate of Correction to be signed by A. Alex Sarkisian, its Executive Vice President this 5th day of November, 1997.


                                SCHAWK, INC.


                                By:  /s/ A. Alex Sarkisian
                                    --------------------------
                                    A.  Alex Sarkisian, Executive Vice President

                      CERTIFICATE OF OWNERSHIP AND MERGER

                                    MERGING

                                SCHAWK USA, INC.
                            (A DELAWARE CORPORATION)

                                 WITH AND INTO

                                  SCHAWK, INC.
                            (A DELAWARE CORPORATION)

     It is hereby certified that:

     1. Schawk, Inc. (the "Corporation") is a business corporation incorporated under the General Corporation Law of the State of Delaware.

     2. The Corporation is the owner of all of the outstanding shares of stock of Schawk USA, Inc., which is a business corporation incorporated under the laws of the State of Delaware ("Schawk USA").

     3. On November 5, 1997, the Board of Directors of the Corporation adopted the following resolutions to merge Schawk USA and Schawk California into the
Corporation:

           RESOLVED, that Schawk USA be merged into the Corporation, and that all of the estate, property, rights, privileges, powers and franchises of Schawk USA be vested in and held and enjoyed by the Corporation as fully and entirely and without change or diminution as the same were before held and enjoyed by Schawk USA in its name.

           FURTHER RESOLVED, that the Corporation shall assume all of the obligations of Schawk USA.


           FURTHER RESOLVED, that the Corporation shall cause to be executed and filed and/or recorded the documents prescribed by the laws of the State of Delaware and will cause to be performed all necessary acts within the State of Delaware.

     IN WITNESS WHEREOF, said Schawk, Inc. has caused this Certificate to be signed by A. Alex Sarkisian, its Executive Vice President, this 5th day of November, 1997.


                                        SCHAWK, INC.


                                        By:  /s/ A. Alex Sarkisian
                                             ---------------------------------
                                             A. Alex Sarkisian, Executive
                                             Vice President